UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2017

National Beverage Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 6, 2017, National Beverage Corp. held its Annual Meeting of Shareholders. The following matters were voted upon at the meeting: (1) Election of one Class III Director for a term of three years; (2) non-binding advisory vote on executive compensation; and (3) non-binding advisory vote on the frequency of future executive compensation advisory votes.

With respect to these matters, (1) Mr. Nick A. Caporella was re-elected by a vote of 39,860,540 shares for and 3,730,557 shares withheld; (2) executive compensation was approved, by a non-binding advisory vote of 38,683,245 shares for, 4,888,811 shares against and 19,041 shares abstaining; and (3) the frequency of future executive compensation received votes of 37,615,659 shares for 3 Years; 27,605 shares for 2 Years; 5,926,509 shares for 1 Year; and 21,324 shares abstaining.*

There were no broker non-votes with respect to the above proposals.

A majority of the votes cast by shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In line with this recommendation by our shareholders, our Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. The next advisory vote to approve executive compensation is required to occur no later than the Company’s 2020 Annual Meeting of Shareholders. The next advisory vote regarding the frequency of future executive compensation advisory votes is required to occur no later than the Company’s 2023 Annual Meeting of Shareholders.

*Unfortunately, many institutions have adopted restrictive corporate guidelines that specify they follow the voting recommendations of proxy advisory firms, regardless of the exemplary performance or other unique aspects of National Beverage Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.

(Registrant)

By:	/s/ George R. Bracken

George R. Bracken

Executive Vice President – Finance

Date: October 10, 2017